                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                TWELVE-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      31
                NOTES TO FINANCIAL STATEMENTS      36
               REPORT OF INDEPENDENT AUDITORS      40
                   DIVIDEND REINVESTMENT PLAN      41



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      43
                 RESULTS OF SHAREHOLDER VOTES      44

With four generations of investment management experience, we understand market declines--and that opportunities may arise at any time.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your trust's performance--into perspective, we've prepared this informative report. It examines how your trust's portfolio manager invested the trust's assets and how those investments performed. Inside you'll find an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

                  With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
BY THE END OF OCTOBER 2001, THE EFFECTS OF THE SEPTEMBER TERRORIST ATTACKS CONTINUED TO REVERBERATE IN AN ALREADY SLUGGISH U.S. ECONOMY. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL AT AN ANNUAL RATE OF
0.4 PERCENT.

BUSINESS ACTIVITY CONTINUED ITS YEAR-LONG DECLINE, SPIRALING DOWNWARD IN THE WEEKS FOLLOWING THE TRAGEDY. THROUGHOUT THE REPORTING PERIOD THE ECONOMY TEETERED ON THE EDGE OF RECESSION, PROMPTING BUSINESSES TO SLASH INVENTORIES AND CAPITAL EXPENDITURES. CONSUMER CONFIDENCE, WHICH HAD SLIPPED IN RECENT MONTHS, PLUMMETED IMMEDIATELY AFTER THE TERRORIST ATTACKS. CONFIDENCE LEVELS STABILIZED BY THE END OF THE PERIOD, BUT CONSUMER RESOLVE WAS FURTHER CHALLENGED BY MASS LAYOFFS, RISING UNEMPLOYMENT AND AN APPARENT BIOTERROR THREAT.

AGAINST THIS BACKDROP, CONSUMER SPENDING--THE ENGINE DRIVING TWO-THIRDS OF U.S. ECONOMIC GROWTH--REMAINED WEAK, BUT SURPRISINGLY RESILIENT. STRONGER-THAN-EXPECTED CONSUMPTION OF SERVICES AND DURABLE GOODS, SUCH AS COMMON HOUSEHOLD APPLIANCES, PREVENTED A GREATER DROP IN GDP. REGARDLESS, MANY ECONOMIC ANALYSTS WONDERED HOW LONG CONSUMERS COULD CONTINUE TO SPEND. UNEMPLOYMENT LEVELS, WHICH WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD, SURGED TO 5.4 PERCENT BY THE END OF OCTOBER 2001.

ALTHOUGH FACED WITH INCOMPLETE DATA, MANY ECONOMIC ANALYSTS SUGGESTED THE UNITED STATES COULD NO LONGER AVOID A RECESSION, COMMONLY DEFINED AS TWO CONSECUTIVE QUARTERS OF NEGATIVE GROWTH. ANALYSTS WERE UNABLE TO PREDICT THE DURATION OF THE DOWNTURN, BUT MANY SUGGESTED THE GOVERNMENT'S ECONOMIC STIMULUS PACKAGE AND RECENT INTEREST-RATE CUTS COULD PROVIDE THE SPARK NEEDED FOR A POSSIBLE RECOVERY.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON OCTOBER 2--THE NINTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND OCTOBER 31, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 2.5 PERCENT. (NOTE: ON NOVEMBER 6, 2001, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE TENTH RATE-CUT IN 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.1 PERCENT IN THE 12 MONTHS ENDED OCTOBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 1999--September 30, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.70
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -0.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 1999--October 31, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2001)

-------------------------------
NYSE Ticker Symbol - VGM
-------------------------------

                                                   MARKET(1)    NAV(2)
---------------------------------------------------------------------------
One-year total return                                16.85%      13.65%
---------------------------------------------------------------------------
Five-year average annual total return                 5.54%       7.31%
---------------------------------------------------------------------------
Life-of-Trust average annual total return             6.91%       8.21%
---------------------------------------------------------------------------
Commencement date                                              01/24/92
---------------------------------------------------------------------------

Distribution rate as a % of closing common share
price(3)                                                          5.86%
---------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common share price(4)                                     9.62%
---------------------------------------------------------------------------
Preferred share (Series A) rate(5)                               1.950%
---------------------------------------------------------------------------
Preferred share (Series B) rate(5)                               1.990%
---------------------------------------------------------------------------
Preferred share (Series C) rate(5)                               3.000%
---------------------------------------------------------------------------
Preferred share (Series D) rate(5)                               3.000%
---------------------------------------------------------------------------
Net asset value                                                  $17.51
---------------------------------------------------------------------------
Closing common share price                                       $14.94
---------------------------------------------------------------------------
One-year high common share price (10/10/2001)                    $15.38
---------------------------------------------------------------------------
One-year low common share price (11/21/2000)                     $13.25
---------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 39.1% federal income tax rate.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, share price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of October 31, 2001
- AAA/Aaa............  65.9%   [PIE CHART]
- AA/Aa..............   8.1%
- A/A................  18.4%
- BBB/Baa............   4.4%
- BB/Ba..............   2.7%
- Non-Rated..........   0.5%
As of October 31, 2000
- AAA/Aaa............  64.9%   [PIE CHART]
- AA/Aa..............   7.9%
- A/A................  11.4%
- BBB/Baa............  15.8%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended October 31, 2001, for common shares)

[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/00                                                                            0.075
12/00                                                                            0.073
1/01                                                                             0.073
2/01                                                                             0.073
3/01                                                                             0.073
4/01                                                                             0.073
5/01                                                                             0.073
6/01                                                                             0.073
7/01                                                                             0.073
8/01                                                                             0.073
9/01                                                                             0.073
10/01                                                                            0.073

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                      OCTOBER 31, 2001                   OCTOBER 31, 2000
                                                                      ----------------                   ----------------
General Purpose                                                            20.00                              18.40
Transportation                                                              9.70                               9.80
Public Education                                                            9.50                               4.20
Health Care                                                                 9.30                               7.10
Public Building                                                             8.30                               8.40

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--January 1992 through October 2001) [INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
1/92                                                                      14.9600                            14.9600
                                                                          15.0000                            14.6250
                                                                          15.8500                            15.1250
                                                                          16.1300                            15.3750
12/92                                                                     16.0500                            15.3750
                                                                          16.9100                            16.3750
                                                                          17.3900                            16.5000
                                                                          18.0900                            17.2500
12/93                                                                     17.9100                            16.8750
                                                                          16.1100                            15.2500
                                                                          15.8400                            15.6250
                                                                          15.5700                            14.2500
12/94                                                                     14.8500                            13.7500
                                                                          16.0800                            15.3750
                                                                          16.1600                            15.3750
                                                                          16.3200                            15.2500
12/95                                                                     17.1300                            15.7500
                                                                          16.3800                            15.8750
                                                                          16.1400                            15.0625
                                                                          16.4400                            15.8750
12/96                                                                     16.6900                            15.3750
                                                                          16.3100                            15.0000
                                                                          16.8500                            15.8125
                                                                          17.2600                            16.3750
12/97                                                                     17.5300                            16.3750
                                                                          17.4600                            16.3750
                                                                          17.4600                            16.2500
                                                                          17.8700                            17.1875
12/98                                                                     17.4800                            17.3750
                                                                          17.3000                            16.6875
                                                                          16.5700                            15.5620
                                                                          16.0000                            14.5000
12/99                                                                     15.4200                            13.0000
                                                                          15.8200                            13.3125
                                                                          15.7700                            13.4375
                                                                          16.0200                            13.6875
12/00                                                                     17.0000                            14.1600
                                                                          17.1200                            14.8000
                                                                          16.9000                            14.6100
                                                                          17.2600                            14.7500
10/01                                                                     17.5100                            14.9400

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12 MONTHS ENDED OCTOBER 31, 2001. THOMAS M. BYRON, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1997 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1981. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

The investment teams that manage the Van Kampen trusts extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED IN THE LAST 12 MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market environment of the
past year has been dominated by the effects of the faltering U.S. economy. It seems hard to imagine that one year ago both investors and the Federal Reserve Board (the "Fed") were worried about inflation. Those worries disappeared when growth slowed drastically in the second half of 2000, with gross domestic product (GDP) falling to an anemic 1.9 percent in the fourth quarter of 2000. The slowing economy had predictable effects, including widespread layoffs and deteriorating conditions for business investment.

    The severity and suddenness of the slowdown led the Fed to shift its attention rapidly from fighting inflation to avoiding recession. Acting between scheduled meetings, the Fed cut interest rates on January 3, 2001 by 50 basis points. This was only the first of nine cuts over the period ending October 31, 2001 for a total of 400 basis points or four percentage points. These moves did not seem to have an appreciable effect on the economy, however, which continued to slow going into September.

    The tragic events of September 11 made a bad economic situation worse. Business activity came to a standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future. For the third quarter of 2001, GDP fell by 0.4 percent, its largest decline since the recession of the early 1990s. Most analysts are predicting an even steeper drop in the fourth quarter.

    Uncertainty surrounding the slowing economy led many investors to seek out the relative stability of bonds.

This preference for potential stability produced large cash inflows for all types of bond trusts. While this money was initially put to work in higher-rated issues in consideration of the weakness in the economy, by April spreads in lower-grade credits also started to compress as more money flowed into the bond markets.

    These cash inflows joined with Fed policy to drive interest rates lower. Rates fell across the yield curve, with the most dramatic declines happening on the short end of the yield curve, which is the most responsive to changes in monetary policy. This shift steepened the curve significantly as short- and intermediate-term paper rallied strongly.

    The general decline in interest rates led municipalities to increase their issuance of debt to take advantage of lower financing costs. For the year ended October 31, overall issuance nationwide was up 36 percent from the year earlier. Slowing economic conditions also led investors to pay more attention to credit quality, with the result that issuance of insured paper was up 56 percent nationwide over the same period.

    For the 12 months ended October 31, 2001, the trust produced a total return of 16.85 percent based on market price. This reflects an increase in market price from $13.5625 per share on October 31, 2000, to $14.94 per share on October 31, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 10.51 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bond. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   Our strategies for the period
revolved around maximizing the trust's total return within a disciplined interest rate risk profile, while protecting the trust's dividend when possible. One of our primary methods for doing this was to follow our value-oriented discipline to identify strong credits that offered attractive yield spreads. As interest rates trended lower over the period, we began to seek out higher-yielding credits in sectors that had been broadly out of favor with investors.

    The healthcare sector was a case in point. Hospitals have been under immense pressure to cut their budgets and deal with their financing problems, and their well-publicized difficulties had caused a wave of rating downgrades across the industry. We have long been aware of these difficulties, and have actively managed the trust's exposure by disposing of bonds from issuers that we thought were unlikely to deliver performance. That said, through careful issue selection during the period we were able to identify selected issuers that offered good yields with potential for spread tightening and price appreciation. In fact, healthcare bonds turned out to be one of the best-performing sectors this year, as credit conditions in the healthcare market seemed to have turned up and the general level of demand for higher-yielding municipal bonds increased.

    The general declining interest rate environment triggered a wave of call activity by issuers seeking to refinance their obligations at lower interest rates. As a result, many of the trust's issues were either called or prerefunded over the period. The trust benefited from much of this activity, since many of the credits that were called were airline and airport bonds. Several of the trust's single-family housing bonds were also called.

    Where possible, we sold these called and prerefunded issues out of the portfolio before they came to term in order to take advantage of market opportunities. In those cases where there were no more attractive opportunities in the market, we opted to hold on to the securities until term. We generally reinvested the proceeds into premium coupon intermediate duration bonds, usually in the 15 year range. Our analysis showed that these bonds, which offer an attractive potential combination of strong income and moderate volatility, had the best total return potential going forward. We also purchased some longer duration discount bonds to help keep the trust's duration profile in line with our targets.

    Broadly speaking, our other priority for the trust was to reduce its risk profile. At the sector level, we trimmed the portfolio's exposure to industrial revenue bonds when it became clear that the U.S. economy's weakness was likely to persist. These credits are directly tied to the health of the manufacturing segment of the economy, which was in continual decline over the period. Our expectations for continued economic weakness led us to look closely at the trust's holdings in this sector. In those cases where our analysis showed that the credit was likely to be negatively impacted, we sold the bonds and redeployed those assets into investments with better prospects. This activity reduced the trust's holdings in the sector by more than half, and at the end of the period industrial revenue bonds comprised only 5 percent of the trust's long-term investments.

    These activities had the effect of significantly improving the trust's credit profile. The primary rotation was out of BBB rated securities, which declined from 15.8 percent to 4.4 percent of long-term investments over the period. In their stead, we invested in higher-rated securities. This raised the trust's exposure to bonds rated A or better by 8.2 percent to 92.4 percent of long-term investments.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   Now that the economy has moved
measurably closer to recession, our focus has turned to the reversal that has historically followed every such decline. It is anticipated by many that a recovery may take place at some point next year, though it's impossible to predict just when that will happen. In the interim, interest rates are likely to remain at or near their current low levels. This may bode well for the municipal market, as we believe many states will move to take advantage of low interest rates by issuing new debt. Even in those cases where states opt out of new debt, there is likely to be sufficient volume of refundings as long as rates stay low.

    Equity markets are not likely to recover quickly from the double blows of a slowing economy and an uncertain global future in the wake of the tragic events of September 11. We believe the ongoing volatility in the equity markets has raised the profile of bonds in general as a viable asset allocation for many investors. We expect investors may continue to look on bonds favorably as long as the equity markets continue to be challenging.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

INSURED BOND: A bond insured against default by the bond insurer. If the issuer defaults, the insurance company will take over payments of interest and principal when due. Once a bond is insured, it typically carries the credit rating of the issuer. Most issuers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of trust shares.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2001
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           MUNICIPAL BONDS  97.3%
           ALABAMA  1.1%
$ 1,000    Birmingham Baptist Med Ctr AL Baptist Hlth
           Sys Ser A................................... 5.875%   11/15/24   $  1,019,090
  1,750    Courtland, AL Indl Dev Brd Solid Waste Disp
           Rev Champion Intl Corp Proj Ser A........... 6.500    09/01/25      1,804,495
  2,000    Jefferson Cnty, AL Swr Rev Cap Impt Wts Ser
           A (FGIC Insd)............................... 5.000    02/01/41      1,957,760
  3,000    Jefferson Cnty, AL Wts Ser A (AMBAC Insd)... 5.000    04/01/09      3,231,690
                                                                            ------------
                                                                               8,013,035
                                                                            ------------
           ARIZONA  0.3%
  2,000    Scottsdale, AZ Indl Dev Auth Hosp Rev
           Scottsdale Hlthcare (a)..................... 5.800    12/01/31      2,010,280
                                                                            ------------

           ARKANSAS  1.1%
  1,500    Arkansas St Dev Fin Auth Hosp Rev Washington
           Regl Med Ctr................................ 7.375    02/01/29      1,583,550
  6,000    Blytheville, AR Solid Waste Recycling & Swr
           Treatment Rev Nucor Corp Proj............... 6.900    12/01/21      6,138,960
                                                                            ------------
                                                                               7,722,510
                                                                            ------------
           CALIFORNIA  2.7%
  2,895    ABC CA Uni Sch Dist Cap Apprec Ser B (FGIC
           Insd).......................................   *      08/01/20      1,112,751
  2,000    ABC CA Uni Sch Dist Cap Apprec Ser B (FGIC
           Insd).......................................   *      08/01/23        647,220
  1,300    Anaheim, CA Pub Fin Auth Lease Rev Pub Impt
           Proj Ser C (FSA Insd)....................... 6.000    09/01/16      1,541,215
  3,250    Cabrillo, CA Uni Sch Dist Cap Apprec Ser A
           (AMBAC Insd)................................   *      08/01/17      1,511,770
  5,000    Desert Hosp Dist CA Hosp Rev Com Part
           (Prerefunded @ 07/23/02) (FSA Insd)......... 6.392    07/28/20      5,269,750
  2,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg (MBIA Insd).................   *      01/15/17        899,520

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           CALIFORNIA (CONTINUED)
$20,750    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Sr Lien Ser A...............................   *      01/01/23   $  7,065,582
  1,500    San Diego, CA Convention Cent Expansion Fin
           Auth Lease Rev Ser A (AMBAC Insd)........... 4.750%   04/01/28      1,481,040
                                                                            ------------
                                                                              19,528,848
                                                                            ------------
           COLORADO  1.7%
  1,000    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
           Rev E-470 Proj Ser B (Prerefunded @
           08/31/05)................................... 6.950    08/31/20      1,174,310
  2,000    Aurora, CO Ctfs Part (AMBAC Insd)........... 5.500    12/01/30      2,089,280
  1,125    Colorado Hlth Fac Auth Rev Hosp Portercare
           Adventist Hlth.............................. 6.500    11/15/31      1,196,865
  1,000    Colorado Hlth Facs Auth Rev Catholic Hlth
           Initiatives................................. 5.250    09/01/21        990,810
    406    Colorado Hsg Fin Auth Single Family Pgm Sr
           Ser B1...................................... 7.650    11/01/26        437,705
  1,015    Colorado Hsg Fin Auth Single Family Pgm Sr
           Ser B2...................................... 7.450    11/01/27      1,078,052
  1,805    Lakewood, CO Ctfs Part (AMBAC Insd)......... 5.300    12/01/16      1,897,470
  3,250    Meridian Metro Dist CO Peninsular & Oriental
           Steam Navig Co Rfdg (LOC: Meridian Assoc
           East Gtd)................................... 7.500    12/01/11      3,297,060
                                                                            ------------
                                                                              12,161,552
                                                                            ------------
           CONNECTICUT  0.3%
  1,830    Connecticut St Spl Oblig Pkg Rev Bradley
           Intl Arpt Ser A (ACA Insd).................. 6.600    07/01/24      1,972,520
                                                                            ------------

           DISTRICT OF COLUMBIA  0.2%
  1,600    District of Columbia Ser E (FSA Insd)....... 6.000    06/01/13      1,707,648
                                                                            ------------

           FLORIDA  7.2%
  3,000    Broward Cnty, FL Sch Brd Ctf Ser A (FSA
           Insd)....................................... 5.000    07/01/20      3,023,250
 16,490    Dade Cnty, FL Spl Oblig Cap Apprec Ser B
           Rfdg (Prerefunded @ 10/01/08) (AMBAC Insd)..   *      10/01/26      4,197,529
  3,000    Escambia Cnty, FL Hlth Fac Auth Hlth Fac Rev
           FL Hlthcare Fac Ln (AMBAC Insd)............. 5.950    07/01/20      3,360,570
  2,535    Florida St Brd Ed Cap Outlay Pub Ed Ser A
           Rfdg (FGIC Insd)............................ 4.500    06/01/23      2,370,301

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           FLORIDA (CONTINUED)
$ 2,000    Florida St Brd Ed Cap Outlay Pub Ed Ser A
           (MBIA Insd)................................. 4.750%   06/01/28   $  1,923,420
  2,500    Florida St Brd Ed Cap Outlay Pub Ed Ser C
           (FGIC Insd)................................. 5.750    06/01/29      2,701,250
  1,000    Florida St Brd Ed Lottery Rev Ser A (FGIC
           Insd)....................................... 6.000    07/01/14      1,146,360
  1,400    Florida St Dept Corrections Ctf Part
           Okeechobee Correctional (AMBAC Insd)........ 6.250    03/01/15      1,552,740
  2,000    Gulf Breeze, FL Rev Cap Fdg Ser B (MBIA
           Insd)....................................... 4.500    10/01/27      1,834,060
  2,000    Gulf Breeze, FL Rev Loc Govt Ln E (FGIC
           Insd)....................................... 5.150    12/01/20      2,171,280
  1,200    Gulf Breeze, FL Rev Loc Govt Ln E Tender
           (FGIC Insd)................................. 5.050    12/01/20      1,256,628
  1,000    Highlands Cnty, FL Hlth Fac Auth Rev Hosp
           Adventist/Sunbelt Ser A..................... 6.000    11/15/31      1,030,330
  4,000    Jacksonville, FL Cap Impt Rev Stadium Proj
           Rfdg (AMBAC Insd)........................... 4.750    10/01/25      3,863,920
  2,000    Miami Dade Cnty, FL Hlth Fac Miami Children
           Hosp Ser A Rfdg (AMBAC Insd)................ 5.000    08/15/20      2,007,300
  1,500    Miami Dade Cnty, FL Sch Brd Ser A (MBIA
           Insd)....................................... 5.125    05/01/26      1,517,010
  1,980    Miami Dade, FL Sch Brd Ser C (FSA Insd)..... 5.500    10/01/13      2,196,275
  2,000    Miami-Dade Cnty, FL Professional Sports
           Franchise Fac Tax Rfdg (MBIA Insd).......... 4.750    10/01/30      1,916,520
  1,000    Palm Beach Cnty, FL Sch Brd Ctf Part Ser A
           (AMBAC Insd)................................ 5.125    08/01/26      1,011,460
  2,000    Palm Beach Cnty, FL Sch Brd Ctf Ser B (AMBAC
           Insd)....................................... 5.000    08/01/21      2,012,260
  1,000    Polk Cnty, FL Cap Impt Rev Rfdg (FGIC
           Insd)....................................... 4.300    12/01/02      1,024,060
  1,655    Reedy Creek Impt Dist FL Rfdg Ser A (AMBAC
           Insd)....................................... 5.500    06/01/11      1,861,478
  3,465    Reedy Creek Impt Dist FL Ser C (AMBAC
           Insd)....................................... 4.750    06/01/15      3,510,911
  1,210    Saint Lucie Cnty, FL Sch Brd Ctf Ser A (FSA
           Insd)....................................... 5.500    07/01/14      1,338,381
  1,000    Tallahassee, FL Lease Rev FL St Univ Proj
           Ser A (MBIA Insd)........................... 5.500    08/01/17      1,072,840
  1,325    Tampa Bay, FL Wtr Util Sys Rev Ser B (FGIC
           Insd)....................................... 4.750    10/01/27      1,275,445

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           FLORIDA (CONTINUED)
$ 1,000    Tampa Bay, FL Wtr Util Sys Rev Ser B (FGIC
           Insd) (a)................................... 5.000%   10/01/31   $  1,001,120
  1,250    Tampa, FL Hosp Rev Cap Impt H Lee Moffitt
           Ser A....................................... 5.750    07/01/19      1,298,250
                                                                            ------------
                                                                              53,474,948
                                                                            ------------
           GEORGIA  1.2%
  1,500    George L Smith ll GA Wrld Congress Cent Auth
           Rev Domed Stadium Proj Rfdg (MBIA Insd)..... 5.500    07/01/20      1,560,915
  5,660    Georgia Muni Elec Auth Pwr Rev Ser Y (MBIA
           Insd)....................................... 6.500    01/01/17      6,862,693
    240    Georgia Muni Elec Auth Pwr Rev Ser Y
           (Prerefunded @ 01/01/17) (MBIA Insd)........ 6.500    01/01/17        292,186
                                                                            ------------
                                                                               8,715,794
                                                                            ------------
           HAWAII  0.1%
    800    Hawaii St Arpt Sys Rev Rfdg (FGIC Insd)..... 5.250    07/01/21        803,856
                                                                            ------------

           ILLINOIS  10.8%
  1,395    Bolingbrook, IL Cap Apprec Ser C Rfdg (MBIA
           Insd).......................................   *      01/01/23        456,277
  2,000    Chicago, IL Brd of Ed (FGIC Insd)........... 5.500    12/01/31      2,080,340
  2,000    Chicago, IL Brd of Ed Chicago Sch Reform
           (AMBAC Insd)................................ 5.750    12/01/20      2,141,700
  4,865    Chicago, IL Cap Apprec (Prerefunded @
           07/01/05) (AMBAC Insd)......................   *      07/01/16      2,157,530
  2,500    Chicago, IL Lakefront Millennium Pkg Facs
           (MBIA Insd)................................. 5.125    01/01/28      2,509,975
  7,000    Chicago, IL O'Hare Intl Arpt Rev Genl Arpt
           Second Lien Ser A Rfdg (MBIA Insd) (b)...... 6.375    01/01/12      7,740,040
  2,000    Chicago, IL O'Hare Intl Arpt Rev Second Lien
           Passenger Fac B (AMBAC Insd)................ 5.500    01/01/17      2,112,280
  1,000    Chicago, IL O'Hare Intl Arpt Rev Second Lien
           Passenger Fac Ser B (AMBAC Insd)............ 5.000    01/01/26        984,080
  4,500    Chicago, IL Proj Ser A Rfdg (MBIA Insd)..... 5.000    01/01/31      4,441,860
  2,000    Chicago, IL Proj Ser A Rfdg (MBIA Insd)..... 5.500    01/01/38      2,087,720
  2,000    Chicago, IL Wastewtr Transmission Rev (MBIA
           Insd)....................................... 5.750    01/01/25      2,138,660
  1,000    Chicago, IL Wastewtr Transmission Rev Second
           Lien (MBIA Insd)............................ 6.000    01/01/30      1,097,300
  2,870    Cook Cnty, IL Cap Impt Ser A (FGIC Insd).... 5.000    11/15/28      2,838,889
  3,500    Du Page Cnty, IL Fst Presv Dist.............   *      11/01/10      2,407,720

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           ILLINOIS (CONTINUED)
$ 2,545    Du Page Cnty, IL Trans Rev (FSA Insd)....... 5.750%   01/01/15   $  2,818,282
  4,135    East Peoria, IL Ser C Rfdg.................. 7.000    05/01/17      4,345,430
  1,310    Elgin, IL Ser B Rfdg (a).................... 5.750    12/15/13      1,489,116
  1,600    Grundy, Kendall, & Will Cntys (AMBAC
           Insd)....................................... 5.500    05/01/15      1,724,512
  1,250    Illinois Dev Fin Auth Rev Bradley Univ Proj
           (AMBAC Insd)................................ 5.375    08/01/24      1,283,237
  1,475    Illinois Dev Fin Auth Rev Loc Govt Pgm
           Geneva Cmnty 304 B (FSA Insd)............... 5.750    01/01/15      1,626,704
  1,145    Illinois Dev Fin Auth Rev Loc Govt Pgm
           Geneva Cmnty 304 B (FSA Insd)............... 5.750    01/01/17      1,245,623
  3,285    Illinois Dev Fin Auth Rev Presbyterian Home
           Lake Proj Ser B (FSA Insd).................. 6.300    09/01/22      3,537,682
  2,000    Illinois Edl Fac Auth Rev Lewis Univ........ 6.100    10/01/16      2,070,360
  1,900    Illinois Hlth Fac Auth Rev Evangelical Hosp
           Ser C (FSA Insd)............................ 6.750    04/15/17      1,982,555
    700    Illinois Hlth Fac Auth Rev Highland Park
           Hosp Proj Ser A (MBIA Insd)................. 5.750    10/01/17        799,141
  1,000    Illinois Hlth Fac Auth Rev Midwest Physician
           Grp Ltd Rfdg................................ 5.500    11/15/19        828,890
  2,000    Illinois Hlth Fac Auth Rev OSF Hlthcare Sys
           Rfdg........................................ 6.000    11/15/10      2,092,500
  2,400    Illinois Hlth Fac Auth Rev Sarah Bush
           Lincoln Hlth Cent (Prerefunded @ 05/15/02)
           (b)......................................... 7.250    05/15/22      2,514,456
  2,275    Illinois Hlth Fac Auth Rev South Suburban
           Hosp (Escrowed to Maturity)................. 7.000    02/15/18      2,801,094
  2,000    Illinois Hlth Facs Auth Rev Loyola Univ Hlth
           Sys Ser A................................... 6.125    07/01/31      2,009,640
  1,000    Illinois St (FGIC Insd)..................... 5.250    12/01/20      1,015,290
  2,000    Illinois St First Ser (FGIC Insd) (a)....... 5.375    11/01/14      2,150,880
    250    Metropolitan Pier & Expo Auth IL Dedicated
           St Tax Rev McCormick Pl Expansion Proj (FGIC
           Insd)....................................... 5.375    12/15/18        260,832
  8,845    Metropolitan Pier & Expo Auth IL Dedicated
           St Tax Rev McCormick Pl Expansion Ser A
           (FGIC Insd).................................   *      06/15/16      4,326,974
  1,005    Naperville, IL Ser A (a).................... 5.000    12/01/10      1,087,159
  1,105    Saint Clair Cnty, IL Pub Bldg Comm Bldg Rev
           Cap Apprec Ser B (FGIC Insd)................   *      12/01/15        562,677

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           ILLINOIS (CONTINUED)
$ 1,000    Southern IL Univ Rev Cap Apprec Hsg & Aux
           (MBIA Insd).................................   *      04/01/29   $    232,660
  1,400    Southern IL Univ Rev Hsg & Aux Fac Ser A
           Rfdg........................................ 6.750%   04/01/12      1,450,722
                                                                            ------------
                                                                              79,450,787
                                                                            ------------
           INDIANA  2.0%
  1,000    Indiana Hlth Fac Fin Auth Hosp Rev Methodist
           Hosp Inc.................................... 5.500    09/15/31        997,160
  2,000    Indiana Transn Fin Auth Toll Rd Lease Rev
           Rfdg (AMBAC Insd)........................... 5.375    07/01/09      2,159,380
  4,500    Indianapolis, IN Arpt Auth Rev Spl Fac Fed
           Express Corp Proj........................... 7.100    01/15/17      4,744,260
  1,935    Logansport, IN Sch Bldg Corp First Mtg (FGIC
           Insd)....................................... 5.500    07/15/13      2,124,785
  1,000    Marion Cnty, IN Convention & Rec Fac Auth
           Excise Tax Rev (MBIA Insd)..................   *      06/01/14        553,250
  1,280    North Adams, IN Cmnty Schs Renovation Bldg
           Corp Cap Apprec First Mtg (FSA Insd)........   *      01/15/19        527,424
  1,200    North Admas, IN Cmnty Schs Renovation Bldg
           Corp Cap Apprec First Mtg (FSA Insd)........   *      07/15/15        620,556
  1,500    Petersburg, IN Pollutn Ctl Rev IN Pwr &
           Lt.......................................... 5.950    12/01/29      1,539,585
  1,605    Richland Beanblossom, IN Sch First Mtg (FGIC
           Insd)....................................... 5.500    07/15/12      1,777,233
                                                                            ------------
                                                                              15,043,633
                                                                            ------------
           IOWA  0.8%
  1,685    Des Moines, IA Pub Pkg Sys Ser A (FGIC
           Insd)....................................... 5.750    06/01/15      1,851,781
  1,785    Des Moines, IA Pub Pkg Sys Ser A (FGIC
           Insd)....................................... 5.750    06/01/16      1,946,989
  2,375    Iowa Student Ln Liquidity Corp Student Ln
           Rev SubSer I................................ 6.950    03/01/06      2,442,949
                                                                            ------------
                                                                               6,241,719
                                                                            ------------
           KANSAS  0.4%
  1,975    Sedgwick Cnty, KS Uni Sch Dist No 259
           Wichita (MBIA Insd)......................... 6.000    09/01/09      2,270,480
  1,000    Wichita, KS Hosp Rev Fac Impt Ser III
           Rfdg........................................ 5.625    11/15/31      1,019,420
                                                                            ------------
                                                                               3,289,900
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           KENTUCKY  3.2%
$11,000    Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac
           Delta Airl Proj Ser A....................... 7.125%   02/01/21   $ 10,452,970
  3,750    Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac
           Delta Airls Proj Ser A...................... 7.500    02/01/20      3,705,375
  1,000    Kenton Cnty, KY Arpt Brd Rev Cincinnati/
           Northn KY Intl Arpt Ser A Rfdg (MBIA
           Insd)....................................... 6.200    03/01/08      1,115,970
  1,500    Kenton Cnty, KY Arpt Brd Rev Cincinnati/
           Northn KY Intl Arpt Ser A Rfdg (MBIA
           Insd)....................................... 6.250    03/01/09      1,688,730
  1,315    Kentucky Hsg Corp Hsg Rev Ser B............. 6.250    07/01/28      1,387,917
  1,500    Kentucky St Ppty & Bldg Proj No 69 Ser A.... 5.000    08/01/05      1,610,265
  1,000    Kentucky St Tpk Auth Econ Dev Revitalization
           Proj Rfdg (FSA Insd)........................ 5.625    07/01/14      1,105,430
  2,450    Louisville & Jefferson Cnty, KY Swr Ser A
           (MBIA Insd) (a)............................. 5.500    05/15/16      2,658,666
                                                                            ------------
                                                                              23,725,323
                                                                            ------------
           LOUISIANA  0.6%
  2,000    Louisiana St Ser A (FGIC Insd).............. 5.500    11/15/03      2,127,360
  1,980    Louisiana St Ser A (FGIC Insd).............. 5.500    11/15/08      2,206,195
                                                                            ------------
                                                                               4,333,555
                                                                            ------------
           MAINE  0.4%
  2,650    Maine Muni Bank Ser A Rfdg (MBIA Insd)...... 5.800    11/01/20      2,800,811
                                                                            ------------

           MARYLAND  0.1%
  1,000    Maryland St Econ Dev Corp Student Hsg Rev
           Collegiate Hsg Foundation Salisbury Ser A... 6.000    06/01/30      1,024,730
                                                                            ------------

           MASSACHUSETTS  1.2%
  2,625    Massachusetts Muni Whsl Elec Co Pwr Supply
           Sys Rev Ser A (AMBAC Insd).................. 5.000    07/01/14      2,697,870
  1,500    Massachusetts St Fed Hwy Grant Antic Nt Ser
           A........................................... 5.750    06/15/14      1,678,830
  1,000    Massachusetts St Hlth & Ed Fac Auth Rev
           Partn Hlthcare Sys Ser C.................... 5.750    07/01/32      1,029,900
  2,410    Massachusetts St Hsg Fin Agy Residential Dev
           Ser C (FNMA Collateralized)................. 6.875    11/15/11      2,498,326
  1,000    Massachusetts St Indl Fin Agy Rev Wentworth
           Institute Tech.............................. 5.650    10/01/18      1,019,580
                                                                            ------------
                                                                               8,924,506
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           MICHIGAN  3.0%
$ 3,000    Detroit, MI Downtown Dev Auth Tax Increment
           Rev Dev Area No 1 Projs Ser A Rfdg (MBIA
           Insd)....................................... 4.750%   07/01/25   $  2,874,330
  3,015    Detroit, MI Downtown Dev Auth Tax Increment
           Rev Ser C1..................................   *      07/01/17      1,322,469
  3,050    Detroit, MI Downtown Dev Auth Tax Increment
           Rev Ser C1..................................   *      07/01/18      1,252,879
  3,050    Detroit, MI Downtown Dev Auth Tax Increment
           Rev Ser C1..................................   *      07/01/19      1,171,535
  3,050    Detroit, MI Downtown Dev Auth Tax Increment
           Rev Ser C1..................................   *      07/01/22        966,271
  3,050    Detroit, MI Downtown Dev Auth Tax Increment
           Rev Ser C1..................................   *      07/01/23        910,151
  3,050    Detroit, MI Downtown Dev Auth Tax Increment
           Rev Ser C1..................................   *      07/01/24        858,850
  3,500    Grand Rapids, MI Downtown Dev Cap Apprec
           (MBIA Insd).................................   *      06/01/15      1,832,740
  2,765    Grand Rapids, MI Downtown Dev Cap Apprec
           (MBIA Insd).................................   *      06/01/16      1,361,016
  1,000    Grand Rapids, MI Wtr Supply Sys Rfdg (FGIC
           Insd)....................................... 5.750    01/01/13      1,122,930
  1,400    Hillsdale, MI Hosp Fin Auth Hosp Rev
           Hillsdale Cmnty Hlth Cent................... 5.250    05/15/26      1,171,786
  2,850    Michigan St Hosp Fin Auth Rev Ascension Hlth
           Credit Ser A (MBIA Insd).................... 5.750    11/15/18      2,979,618
  1,000    Michigan St Strategic Fd Detroit Edison
           Pollutn Ctl Ser B Rfdg...................... 5.650    09/01/29      1,016,280
  1,400    Portage Lake, MI Wtr & Swr Auth Ser 3
           (Prerefunded @ 10/01/02).................... 7.750    10/01/20      1,499,204
  2,000    Wayne Charter Cnty, MI Arpt Rev Detroit Met
           Wayne Cnty Ser A (MBIA Insd)................ 5.000    12/01/22      1,965,380
                                                                            ------------
                                                                              22,305,439
                                                                            ------------
           MINNESOTA  1.1%
  5,000    Minneapolis & Saint Paul, MN Metro Arpts
           Comm Arpt Rev Ser A (FGIC Insd)............. 5.125    01/01/31      5,010,900
  2,800    Minnesota Agriculture & Econ Dev Brd Rev
           Hlthcare Sys Fairview Hosp Ser A (MBIA
           Insd)....................................... 5.750    11/15/26      2,957,472
                                                                            ------------
                                                                               7,968,372
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           MISSISSIPPI  1.2%
$ 2,250    Gulfport, MS Hosp Fac Rev Mem Hosp at
           Gulfport Proj A (a)......................... 5.750%   07/01/31   $  2,265,210
  3,000    Medical Cent Edl Bldg Corp MS Rev Univ MS
           Med Cent Proj (Prerefunded @ 12/01/04) (MBIA
           Insd)....................................... 5.900    12/01/23      3,348,270
  3,250    Mississippi Business Fin Corp MS Pollutn Ctl
           Rev Sys Energy Res Inc Proj................. 5.875    04/01/22      3,221,205
                                                                            ------------
                                                                               8,834,685
                                                                            ------------
           MISSOURI  0.9%
  1,625    Jefferson Cnty, MO Reorg Sch Dist No R-6
           (FGIC Insd)................................. 5.625    03/01/20      1,731,584
  1,500    Kansas City, MO Met Cmnty Impt Leasehold Jr
           College Rfdg (FGIC Insd).................... 5.500    07/01/17      1,596,465
  1,000    Missouri St Hlth & Ed Fac Rev Saint Lukes
           Episcopal Presb Hosp (FSA Insd)............. 5.250    12/01/26      1,018,250
  1,000    Missouri St Hwys & Trans Ser A.............. 5.125    02/01/17      1,038,800
  1,000    Saint Louis, MO Arpt Rev.................... 6.250    01/01/03      1,026,540
                                                                            ------------
                                                                               6,411,639
                                                                            ------------
           NEBRASKA  0.4%
  1,190    Dodge Cnty, NE Sch Dist No 001 Freemont (FSA
           Insd)....................................... 5.750    12/15/13      1,341,499
  1,250    Douglas Cnty, NE Sch Dist No 1 Ser B........ 5.000    12/15/24      1,255,138
                                                                            ------------
                                                                               2,596,637
                                                                            ------------
           NEVADA  0.5%
    500    Clark Cnty, NV Indl Dev Rev Adj NV Pwr Co
           Proj Ser C Rfdg............................. 5.500    10/01/30        458,180
  3,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
           Ser C Rfdg (AMBAC Insd)..................... 7.200    10/01/22      3,185,280
                                                                            ------------
                                                                               3,643,460
                                                                            ------------
           NEW HAMPSHIRE  0.5%
  1,000    New Hampshire Hlth & Ed Fac Auth Rev
           Derryfield Sch.............................. 7.000    07/01/30      1,051,670
  1,000    New Hampshire St Bus Fin Auth Wtr Fac Rev
           Pennichuck Wtrwks Inc (AMBAC Insd).......... 6.300    05/01/22      1,086,410
  1,500    New Hampshire St Indl Dev Auth Rev Pollutn
           Ctl Pub Svc Co of NH Proj Ser C............. 7.650    05/01/21      1,532,490
                                                                            ------------
                                                                               3,670,570
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           NEW JERSEY  6.7%
$ 1,425    Monmouth Cnty, NJ Impt Auth Rev Govt Ln
           (AMBAC Insd)................................ 5.000%   12/01/07   $  1,551,355
  1,500    New Jersey Econ Dev Auth Rev Insd Ed Testing
           Svc Ser A Rfdg (MBIA Insd).................. 4.750    05/15/25      1,469,775
  1,500    New Jersey Econ Dev Auth Rev Trans Proj
           Sublease Ser A (FSA Insd)................... 5.250    05/01/17      1,561,740
 25,000    New Jersey Econ Dev Auth St Contract Econ
           Recovery (MBIA Insd)........................ 5.900    03/15/21     28,630,500
  2,000    New Jersey Hlthcare Fac Fin Auth Rev Genl
           Hosp Cent at Passaic (FSA Insd)............. 6.000    07/01/06      2,252,420
 10,000    New Jersey St Hsg & Mtg Fin Agy Rev Hsg
           Section 8 Ser A Rfdg........................ 6.950    05/01/15     10,325,000
  1,000    New Jersey St Tpk Auth Tpk Rev Ser A (MBIA
           Insd) (a)................................... 6.000    01/01/11      1,155,320
  2,385    New Jersey St Tran Corp Ctfs Fed Tran Admin
           Grants Ser A (AMBAC Insd)................... 5.750    09/15/11      2,684,079
                                                                            ------------
                                                                              49,630,189
                                                                            ------------
           NEW YORK  18.4%
  1,500    Long Island Pwr Auth NY Elec Sys Rev Gen Ser
           A (MBIA Insd)............................... 5.500    12/01/29      1,526,340
  3,000    Metropolitan Trans Auth NY Commuter Fac Rev
           Ser A (MBIA Insd)........................... 5.625    07/01/27      3,165,810
 12,155    Metropolitan Trans Auth NY Svc Contract
           Commuter Fac Ser 5.......................... 6.500    07/01/16     12,427,515
  2,000    Metropolitan Trans Auth NY Tran Fac Rev Svc
           Contract Ser R.............................. 5.500    07/01/17      2,127,040
  2,000    Nassau Cnty, NY Interim Fin Auth Sales Tax
           Secured Ser A............................... 5.750    11/15/13      2,246,320
  5,000    New York City Muni Wtr Fin Auth Wtr & Swr
           Sys Rev Ser A (FGIC Insd)................... 4.750    06/15/31      4,737,450
  3,345    New York City Ser A......................... 6.500    08/01/14      3,486,092
  1,655    New York City Ser A (Prerefunded @
           08/01/02)................................... 6.500    08/01/14      1,735,268
  2,500    New York City Ser A Rfdg.................... 7.000    08/01/05      2,821,225
  3,000    New York City Ser A Rfdg.................... 7.000    08/01/06      3,452,070
  2,355    New York City Ser C......................... 6.500    08/01/04      2,464,625
  8,500    New York City Ser C SubSer C1 (Prerefunded @
           08/01/02)................................... 7.500    08/01/19      8,973,195
  1,850    New York City Ser G......................... 5.875    10/15/14      1,998,259
  1,000    New York City Ser H......................... 5.750    03/15/13      1,106,520
  5,000    New York City Ser I......................... 6.000    04/15/12      5,460,450

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           NEW YORK (CONTINUED)
$10,000    New York City Tran Auth Tran Fac Livingston
           Plaza Proj Rfdg (FSA Insd).................. 5.400%   01/01/18   $ 10,874,900
  2,500    New York St Dorm Auth Lease Rev Muni Hlth
           Fac Impt Pgm Ser A (FSA Insd)............... 5.500    05/15/25      2,586,375
  1,250    New York St Dorm Auth Lease Rev St Univ Dorm
           Fac Ser C (MBIA Insd)....................... 5.500    07/01/29      1,306,400
 13,500    New York St Dorm Auth Rev City Univ Sys Ser
           C........................................... 7.500    07/01/10     16,110,090
  2,000    New York St Dorm Auth Rev Court Fac Lease
           Ser A....................................... 5.375    05/15/16      2,054,460
  1,000    New York St Dorm Auth Rev Hosp NY &
           Presbyterian (AMBAC Insd)................... 4.750    08/01/27        935,920
  3,000    New York St Dorm Auth Rev St Univ Ed Fac
           (FGIC Insd)................................. 5.750    05/15/24      3,241,980
  2,000    New York St Dorm Auth Rev St Univ Ed Fac
           1989 Res (MBIA Insd)........................ 6.000    05/15/16      2,269,300
  4,500    New York St Dorm Auth Rev St Univ Ed Fac Ser
           A (MBIA Insd)............................... 4.750    05/15/25      4,324,185
  5,725    New York St Environmental Fac Corp Spl Oblig
           Riverbank St Pk (Prerefunded @ 04/01/02).... 7.375    04/01/22      5,966,309
  5,000    New York St Hsg Fin Agy Svcs Contract Oblig
           Rev Ser A (Prerefunded @ 03/15/02).......... 7.375    09/15/21      5,198,700
  2,840    New York St Loc Govt Assistance Corp Ser E
           Rfdg........................................ 6.000    04/01/14      3,311,071
  3,000    New York St Med Care Fac Fin Agy Rev NY Hosp
           Mtg Ser A (Prerefunded @ 02/15/05) (AMBAC
           Insd)....................................... 6.750    08/15/14      3,455,820
  5,875    New York St Med Care Fac Fin Agy Rev Saint
           Peter's Hosp Proj Ser A (AMBAC Insd)........ 5.375    11/01/20      5,965,651
  2,500    New York St Mtg Agy Rev Homeowner Mtg Ser 54
           Rfdg........................................ 6.200    10/01/26      2,628,400
  1,500    New York St Urban Dev Corp Rev Proj Cent for
           Indl Innovation Rfdg........................ 5.500    01/01/13      1,673,010
  3,000    Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
           Intl Arpt Terminal 6 (MBIA Insd)............ 5.750    12/01/22      3,153,060
  3,000    Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
           Intl Arpt Terminal 6 (MBIA Insd)............ 5.750    12/01/25      3,115,830
                                                                            ------------
                                                                             135,899,640
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           NORTH CAROLINA  3.4%
$ 1,000    New Hanover Cnty, NC Hosp Rev New Hanover
           Regl Med Cent Proj (AMBAC Insd)............. 4.750%   10/01/23   $    953,460
  1,000    North Carolina Eastn Muni Pwr Agy Pwr Sys
           Rev Ser D................................... 6.750    01/01/26      1,092,500
  5,150    North Carolina Muni Pwr Agy No 1 Catawba
           Elec Rev Rfdg (FSA Insd).................... 6.200    01/01/18      5,437,679
 15,000    North Carolina Muni Pwr Agy No 1 Catawba
           Elec Rev Rfdg (MBIA Insd) (b)............... 6.000    01/01/12     17,301,900
                                                                            ------------
                                                                              24,785,539
                                                                            ------------
           NORTH DAKOTA  0.3%
  2,325    North Dakota St Hsg Fin Agy Rev Hsg Fin Pgm
           Home Mtg Fin Ser B (MBIA Insd).............. 5.500    07/01/29      2,340,740
                                                                            ------------

           OHIO  1.6%
  1,400    Bowling Green St Univ OH Gen Rcpt (FGIC
           Insd)....................................... 5.750    06/01/12      1,584,786
  1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
           Proj........................................ 7.500    01/01/30      1,086,660
  1,000    Delaware Cnty, OH Cap Fac................... 6.000    12/01/25      1,114,690
  1,000    Hamilton Cnty, OH Sales Tax Hamilton Cnty
           Football Proj Ser A (MBIA Insd)............. 4.750    12/01/27        959,530
  1,250    Montgomery Cnty, OH Hosp Rev Grandview Hosp
           & Med Cent Hosp Rfdg........................ 5.250    12/01/03      1,324,700
  1,000    Ohio St Air Quality Dev Auth Rev JMG Funding
           Ltd Partn Proj Rfdg (AMBAC Insd)............ 6.375    04/01/29      1,094,520
  1,000    Ohio St Com Sch Cap Fac Ser B............... 5.000    09/15/03      1,049,830
  1,500    Ohio St Com Sch Cap Fac Ser B............... 5.000    09/15/04      1,598,325
  1,840    Pickerington, OH Loc Sch Dist Cap Apprec Sch
           Fac Contr (FGIC Insd) (a)...................   *      12/01/12      1,132,667
  1,000    University Cincinnati OH Gen Ser A (FGIC
           Insd)....................................... 5.500    06/01/09      1,112,100
                                                                            ------------
                                                                              12,057,808
                                                                            ------------
           OKLAHOMA  0.8%
  1,500    Jenks, OK Aquarium Auth Rev First Mtg (MBIA
           Insd)....................................... 6.100    07/01/30      1,660,830
  1,575    Oklahoma City, OK Arpt Trust Jr Lien 27th
           Ser Ser B (FSA Insd)........................ 5.750    07/01/16      1,666,791
  2,250    Tulsa Cnty, OK Pub Fac Auth Cap Impt Rev
           (AMBAC Insd)................................ 6.250    11/01/22      2,526,615
                                                                            ------------
                                                                               5,854,236
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           OREGON  1.2%
$ 2,685    Oregon St Veterans Welfare Ser 76A.......... 6.050%   10/01/28   $  2,826,526
  1,190    Portland, OR Cmnty College Dist Ser B....... 5.250    06/01/12      1,299,980
  1,985    Portland, OR Urban Renewal & Redev Downtown
           Wtrfront Ser A (AMBAC Insd)................. 5.750    06/15/16      2,192,849
  2,500    Washington Multnomah & Yamhill (MBIA Insd)
           (a)......................................... 5.000    06/01/13      2,651,150
                                                                            ------------
                                                                               8,970,505
                                                                            ------------
           PENNSYLVANIA  8.3%
  2,500    Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh
           Intl Arpt Ser B (Prerefunded @ 01/01/02)
           (FSA Insd).................................. 6.625    01/01/22      2,568,700
  2,000    Allegheny Cnty, PA Ctf Part (AMBAC Insd).... 5.000    12/01/28      1,977,960
  1,250    Allegheny Cnty, PA San Auth Swr Rev (MBIA
           Insd)....................................... 5.750    12/01/16      1,386,075
  1,000    Carbon Cnty, PA Indl Dev Auth Panther Creek
           Partn Proj Rfdg (LOC: Paribas & Union Bk of
           CA Intl).................................... 6.650    05/01/10      1,069,550
  4,680    Erie, PA Sch Dist Cap Apprec Rfdg (FSA
           Insd).......................................   *      09/01/19      1,876,774
  4,000    Falls Twp, PA Hosp Auth Hosp Rev DE Vly Med
           Rfdg (FHA Gtd).............................. 7.000    08/01/22      4,141,120
  1,905    Harrisburg, PA Cap Apprec Ser D Rfdg (AMBAC
           Insd).......................................   *      09/15/16        923,277
  1,710    Harrisburg, PA Cap Apprec Ser D Rfdg (AMBAC
           Insd).......................................   *      03/15/19        702,143
  1,385    Harrisburg, PA Cap Apprec Ser F Rfdg (AMBAC
           Insd).......................................   *      09/15/19        554,305
  1,000    Lycoming Cnty, PA Auth college Rev PA
           College of Technology (AMBAC Insd).......... 5.350    07/01/26      1,030,680
  1,500    Penn Cambria Sch Dist PA Cap Apprec (FGIC
           Insd).......................................   *      08/15/20        567,570
     60    Penn Hills, PA (FGIC Insd).................. 5.900    12/01/17         68,267
  1,000    Pennsylvania St Higher Edl Fac Auth College
           & Univ Rev Bryn Mawr College (MBIA Insd).... 5.625    12/01/27      1,048,640
  4,750    Pennsylvania St Tpk Comm Oil Franchise Tax
           Rev SubSer B (AMBAC Insd)................... 4.750    12/01/27      4,537,818
  5,500    Philadelphia, PA (FSA Insd)................. 5.000    03/15/28      5,443,240
  1,000    Philadelphia, PA Auth Indl Dev Philadelphia
           Arpt Sys Proj Ser A (FGIC Insd)............. 5.125    07/01/19      1,006,470
  2,000    Philadelphia, PA Gas Wk Rev Second Ser (FSA
           Insd)....................................... 5.000    07/01/29      1,977,700

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           PENNSYLVANIA (CONTINUED)
$ 6,000    Philadelphia, PA Gas Wk Rev Ser 14 Rfdg (FSA
           Insd)....................................... 6.250%   07/01/08   $  6,474,780
  1,500    Philadelphia, PA Indl Dev Arpt Rev (FGIC
           Insd)....................................... 5.000    07/01/23      1,471,680
  1,400    Philadelphia, PA Sch Dist Ser A (FSA
           Insd)....................................... 5.750    02/01/12      1,583,736
 10,000    Pittsburgh & Allegheny Cnty, PA Pub Aud
           Hotel Room (AMBAC Insd)..................... 4.500    02/01/29      9,100,500
  3,000    Pittsburgh & Allegheny Cnty, PA Pub Aud Regl
           Asset Dist Sales Tax (AMBAC Insd)........... 5.000    02/01/29      2,988,690
  1,500    Pittsburgh, PA Ser A (FGIC Insd)............ 5.750    09/01/23      1,601,610
  1,005    Southeast Delco Sch Dist PA Cap Apprec (MBIA
           Insd).......................................   *      02/01/17        471,144
  3,650    Southeastern, PA Trans Auth PA Spl Rev Ser A
           (FGIC Insd)................................. 4.750    03/01/24      3,506,482
  1,425    Southeastern, PA Trans Auth Spl Rev Ser A
           (FGIC Insd)................................. 4.750    03/01/29      1,358,866
  1,500    Spring Ford Area Sch Dist PA (FGIC Insd).... 4.750    03/01/25      1,439,610
                                                                            ------------
                                                                              60,877,387
                                                                            ------------
           SOUTH CAROLINA  0.9%
  2,375    Berkeley Cnty, SC Sch Dist Ctfs Part
           Berkeley Sch Facs Grp Inc (MBIA Insd)....... 5.250    02/01/16      2,451,143
  2,700    Charleston Cnty, SC Solid Waste (MBIA
           Insd)....................................... 6.000    01/01/14      2,944,215
  1,500    Lancaster Cnty, SC Sch Dist (FSA Insd)...... 4.750    03/01/19      1,471,245
                                                                            ------------
                                                                               6,866,603
                                                                            ------------
           SOUTH DAKOTA  0.5%
  1,375    Deadwook, SD Ctf Part (ACA Insd)............ 6.375    11/01/20      1,482,910
  1,000    South Dakota St Hlth & Ed Fac Auth Rev
           Childrens Care Hosp Rfdg.................... 6.125    11/01/29      1,046,160
  1,000    South Dakota St Hlth & Ed Fac Auth
           Vocational Ed Pgm Ser A (AMBAC Insd)........ 5.400    08/01/13      1,060,720
                                                                            ------------
                                                                               3,589,790
                                                                            ------------
           TENNESSEE  0.3%
  1,500    Johnson City, TN Hlth & Ed Fac Brd Hosp Rev
           First Mtg Mtn States Rfdg (MBIA Insd)....... 7.500    07/01/25      1,877,175
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           TEXAS  6.0%
$ 4,790    Alliance Arpt Auth Inc TX Spl Fac Rev
           American Airl Inc Proj...................... 7.500%   12/01/29   $  4,669,292
  2,685    Beaumont, TX Wtrwks & Swr Sys (FGIC Insd)... 6.250    09/01/15      3,086,461
    100    Brazos River Auth TX Rev Houston Ltg & Pwr
           Co Proj Rfdg (AMBAC Insd)................... 5.050    11/01/18        101,198
  1,275    Cameron Cnty, TX Ctf Oblig (AMBAC Insd)..... 5.750    02/15/13      1,415,339
  3,000    Dallas Cnty, TX Util & Reclamation Dist Ser
           B Rfdg (AMBAC Insd)......................... 5.875    02/15/29      3,151,230
  2,000    Dallas, TX Wtrwks & Swr Sys Rev Rfdg........ 5.750    10/01/17      2,173,460
  4,000    Dallas-Fort Worth, TX Intl Arpt Rev Jt Ser A
           (FGIC Insd)................................. 5.750    11/01/30      4,181,080
  1,000    Houston, TX Arpt Sys Rev Sub Lien Ser A (FSA
           Insd)....................................... 5.625    07/01/30      1,034,420
  2,000    Houston, TX Arpt Sys Rev Sub Lien Ser B
           (FGIC Insd)................................. 5.000    07/01/25      1,936,500
  3,000    Houston, TX Hotel Occupancy Tax & Spl Rev
           Convention & Entmt Ser B (AMBAC Insd)....... 5.750    09/01/15      3,313,950
  1,500    Houston, TX Public Impt Rfdg (FSA Insd)..... 5.750    03/01/15      1,651,980
  1,925    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser C
           (FGIC Insd)................................. 5.375    12/01/27      1,976,301
  1,500    Metropolitan Hlth Fac Dev Corp TX Wilson N
           Jones Mem Hosp Proj......................... 7.250    01/01/31      1,572,375
  2,000    North Cent TX Hlth Fac Dev Hosp Baylor
           Hlthcare Sys Proj Ser A (a)................. 5.125    05/15/29      1,934,100
  4,000    Round Rock, TX Indpt Sch Dist (PSF Gtd)..... 4.500    08/01/19      3,759,480
  2,500    Texas St Pub Fin Auth Ser A Rfdg............ 5.250    10/01/07      2,735,400
  2,750    Texas St Vets Housing Assistance Pgm Vet Ser
           B........................................... 6.100    06/01/31      2,932,600
  2,300    University of TX Univ Rev Fing Sys Er C
           (FGIC Insd) (a)............................. 5.375    08/15/19      2,378,453
                                                                            ------------
                                                                              44,003,619
                                                                            ------------
           UTAH  0.4%
  2,500    Murray City, UT Hosp Rev Inc Hlth Svc Inc
           Rfdg (MBIA Insd)............................ 4.750    05/15/20      2,379,975
    445    Utah St Hsg Fin Agy Single Family Mtg
           Mezzanine Issue H1 (AMBAC Insd)............. 6.000    07/01/12        477,992
                                                                            ------------
                                                                               2,857,967
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           VIRGINIA  0.3%
$ 1,320    Fairfax Cnty, VA Ctf Part................... 5.300%   04/15/23   $  1,328,461
  1,000    Henrico Cnty, VA Indl Dev Auth Pub Fac Lease
           Rev Henrico Cnty Regl Jail Proj............. 7.125    08/01/21      1,167,580
                                                                            ------------
                                                                               2,496,041
                                                                            ------------
           WASHINGTON  2.8%
  1,000    Chelan Cnty, WA Pub Util Dist No 001 Cons
           Rev Chelan Hydro Ser A (MBIA Insd).......... 5.600    01/01/36      1,037,000
  2,500    Energy Northwest WA Elec Rev Proj No 3 Ser A
           Rfdg (FSA Insd)............................. 5.500    07/01/18      2,645,650
  1,485    Pierce Cnty, WA (AMBAC Insd)................ 5.750    08/01/14      1,653,711
  2,000    Port Seattle, WA Rev Ser A (FGIC Insd)...... 5.000    04/01/31      1,968,120
  1,000    Port Seattle, WA Rev Ser B (MBIA Insd)...... 5.625    02/01/24      1,044,710
  1,435    Radford Ct Pptys WA Student Hsg Rev (MBIA
           Insd)....................................... 6.000    06/01/15      1,619,010
  1,585    Radford Ct Pptys WA Student Hsg Rev (MBIA
           Insd)....................................... 6.000    06/01/16      1,777,324
  1,150    Seattle, WA Mun Lt & Pwr Rev................ 5.250    12/01/08      1,248,578
  1,315    Seattle, WA Mun Lt & Pwr Rev................ 5.500    12/01/09      1,449,564
  1,410    Seattle, WA Muni Lt & Pwr Rev............... 5.625    12/01/18      1,483,630
  1,500    Seattle, WA Muni Lt & Pwr Rev Impt & Rfdg
           (FSA Insd).................................. 5.500    03/01/17      1,587,975
  1,350    Tacoma, WA Elec Sys Rev Ser A Rfdg (FSA
           Insd)....................................... 5.750    01/01/15      1,495,773
  1,650    Tacoma, WA Elec Sys Rev Ser B Rfdg (FSA
           Insd)....................................... 5.500    01/01/12      1,841,103
                                                                            ------------
                                                                              20,852,148
                                                                            ------------
           WEST VIRGINIA  0.5%
  3,000    Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co
           Proj Ser C Rfdg (MBIA Insd)................. 6.850    06/01/22      3,131,520
    850    West Virginia St Hsg Dev Fd Hsg Fin Ser B
           (FHA Gtd)................................... 7.200    11/01/20        885,717
                                                                            ------------
                                                                               4,017,237
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           WISCONSIN  0.9%
$ 1,775    De Pere, WI Uni Sch Dist Rfdg............... 5.000%   10/01/13   $  1,870,726
  1,340    Oconto Falls, WI Pub Sch Dist Ser A Rfdg
           (FSA Insd).................................. 5.750    03/01/15      1,480,941
  2,000    Southeast WI Professional Baseball Pk Dist
           Sales Tax Rev Ser A Rfdg (MBIA Insd)........ 5.500    12/15/20      2,183,020
  1,250    Wisconsin St Hlth & Ed Fac Auth Rev Froedert
           & Cmnty Hlth Oblig.......................... 5.375    10/01/30      1,211,625
                                                                            ------------
                                                                               6,746,312
                                                                            ------------
           WYOMING  0.3%
  1,000    Wyoming Cmnty Dev Auth Hsg Rev Ser 2........ 6.350    06/01/29      1,054,100
  1,080    Wyoming Cmnty Dev Auth Hsg Rev Ser 4........ 6.550    06/01/28      1,126,732
                                                                            ------------
                                                                               2,180,832
                                                                            ------------
           GUAM  0.4%
  3,000    Guam Pwr Auth Rev Ser A (AMBAC Insd)........ 5.250    10/01/34      3,082,200
                                                                            ------------

           PUERTO RICO  0.3%
  1,110    Puerto Rico Comwlth Aqueduct & Swr Auth Rev
           Rfdg........................................ 5.000    07/01/15      1,144,499
  1,110    Puerto Rico Comwlth Ser A Rfdg.............. 6.000    07/01/14      1,149,971
                                                                            ------------
                                                                               2,294,470
                                                                            ------------

TOTAL LONG-TERM INVESTMENTS  97.3%
  (Cost $653,983,310)....................................................    717,657,195
SHORT-TERM INVESTMENTS  2.3%
  (Cost $17,215,000).....................................................     17,215,000
                                                                            ------------

TOTAL INVESTMENTS  99.6%
  (Cost $671,198,310)....................................................    734,872,195
OTHER ASSETS IN EXCESS OF LIABILITIES  0.4%..............................      3,133,982
                                                                            ------------

NET ASSETS  100.0%.......................................................   $738,006,177
                                                                            ============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2001

ASSETS:
Total Investments (Cost $671,198,310).......................    $734,872,195
Cash........................................................          40,320
Receivables:
  Investments Sold..........................................      14,705,512
  Interest..................................................      11,508,068
Other.......................................................           6,561
                                                                ------------
    Total Assets............................................     761,132,656
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      21,917,984
  Income Distributions--Common and Preferred Shares.........         381,125
  Investment Advisory Fee...................................         374,519
  Administrative Fee........................................         124,840
  Affiliates................................................          15,427
Trustees' Deferred Compensation and Retirement Plans........         169,485
Accrued Expenses............................................         143,099
                                                                ------------
    Total Liabilities.......................................      23,126,479
                                                                ------------
NET ASSETS..................................................    $738,006,177
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 10,600 issued with liquidation preference of
  $25,000 per share)........................................    $265,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 27,013,149 shares issued and
  outstanding)..............................................         270,131
Paid in Surplus.............................................     399,318,038
Net Unrealized Appreciation.................................      63,673,885
Accumulated Net Realized Gain...............................       7,565,207
Accumulated Undistributed Net Investment Income.............       2,178,916
                                                                ------------
    Net Assets Applicable to Common Shares..................     473,006,177
                                                                ------------
NET ASSETS..................................................    $738,006,177
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($473,006,177 divided by
  27,013,149 shares outstanding)............................    $      17.51
                                                                ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2001

INVESTMENT INCOME:
Interest....................................................    $40,966,601
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      4,539,189
Administrative Fee..........................................      1,448,313
Preferred Share Maintenance.................................        695,214
Custody.....................................................         42,462
Trustees' Fees and Related Expenses.........................         40,825
Legal.......................................................         34,037
Other.......................................................        304,266
                                                                -----------
    Total Expenses..........................................      7,104,306
                                                                -----------
NET INVESTMENT INCOME.......................................    $33,862,295
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $ 8,033,869
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     38,200,552
  End of the Period.........................................     63,673,885
                                                                -----------
Net Unrealized Appreciation During the Period...............     25,473,333
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $33,507,202
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $67,369,497
                                                                ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended October 31, 2001 and 2000

                                                        YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2001    OCTOBER 30, 2000
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $ 33,862,295        $ 35,595,448
Net Realized Gain...................................      8,033,869             766,296
Net Unrealized Appreciation During the Period.......     25,473,333          16,636,010
                                                       ------------        ------------
Change in Net Assets from Operations................     67,369,497          52,997,754
                                                       ------------        ------------
Distributions from Net Investment Income:
  Common Shares.....................................    (23,716,504)        (26,174,311)
  Preferred Shares..................................     (8,657,389)        (10,870,417)
                                                       ------------        ------------
                                                        (32,373,893)        (37,044,728)
                                                       ------------        ------------
Distributions from Net Realized Gain:
  Preferred Shares..................................       (112,595)                -0-
                                                       ------------        ------------
Total Distributions.................................    (32,486,488)        (37,044,728)
                                                       ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................     34,883,009          15,953,026
NET ASSETS:
Beginning of the Period.............................    703,123,168         687,170,142
                                                       ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $2,178,916
  and $690,514, respectively).......................   $738,006,177        $703,123,168
                                                       ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                      -------------------------------
                                                       2001        2000        1999
                                                      -------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A)........  $ 16.22    $  15.63    $  17.64
                                                      -------    --------    --------
  Net Investment Income.............................     1.25        1.32        1.33
  Net Realized and Unrealized Gain/Loss.............     1.24         .64       (1.94)
                                                      -------    --------    --------
Total from Investment Operations....................     2.49        1.96        (.61)
                                                      -------    --------    --------
Less:
  Distributions from and in Excess of Net Investment
    Income:
    Paid to Common Shareholders.....................      .88         .97         .99
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders........................      .32         .40         .32
  Distributions from Net Realized Gain:
    Paid to Common Shareholders.....................      -0-         -0-         .07
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders........................      -0-         -0-         .02
                                                      -------    --------    --------
Total Distributions.................................     1.20        1.37        1.40
                                                      -------    --------    --------
NET ASSET VALUE, END OF THE PERIOD..................  $ 17.51    $  16.22    $  15.63
                                                      =======    ========    ========
Market Price Per Share at End of the Period.........  $ 14.94    $13.5625    $13.6875
Total Investment Return at Market Price (b).........   16.85%       6.41%     -13.97%
Total Return at Net Asset Value (c).................   13.65%      10.36%      -5.66%
Net Assets at End of the Period (In millions).......  $ 738.0    $  703.1    $  687.2
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares (d)..............................    1.55%       1.68%       1.61%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...................    7.37%       8.44%       7.87%
Portfolio Turnover..................................      29%         31%         33%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (d)..............................     .98%       1.03%       1.02%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (e)...................    5.49%       5.86%       6.00%
SENIOR SECURITIES:
Total Preferred Shares Outstanding..................   10,600      10,600      10,600
Asset Coverage Per Preferred Share (f)..............  $69,623    $ 66,332    $ 64,827
Involuntary Liquidating Preference Per Preferred
  Share.............................................  $25,000    $ 25,000    $ 25,000
Average Market Value Per Preferred Share............  $25,000    $ 25,000    $ 25,000

 * Non-Annualized

(a) Net Asset Value at January 24, 1992, is adjusted for common and preferred share offering costs of $.208 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Ratios reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                                      JANUARY 24, 1992
                                                                       (COMMENCEMENT
YEAR ENDED OCTOBER 31,                                                 OF INVESTMENT
-------------------------------------------------------------------    OPERATIONS) TO
      1998       1997       1996       1995       1994       1993     OCTOBER 31, 1992
--------------------------------------------------------------------------------------
    $  17.29   $  16.58   $  16.58   $  15.03   $  17.95   $  15.56       $  14.79
    --------   --------   --------   --------   --------   --------       --------
        1.35       1.37       1.38       1.42       1.43       1.45           1.01
         .42        .74        .11       1.65      (2.84)      2.42            .55
    --------   --------   --------   --------   --------   --------       --------
        1.77       2.11       1.49       3.07      (1.41)      3.87           1.56
    --------   --------   --------   --------   --------   --------       --------
        1.00       1.05       1.14       1.14       1.14       1.08            .59
         .34        .35        .35        .38        .30        .29            .20
         .06        -0-        -0-        -0-        .06        .08            -0-
         .02        -0-        -0-        -0-        .01        .03            -0-
    --------   --------   --------   --------   --------   --------       --------
        1.42       1.40       1.49       1.52       1.51       1.48            .79
    --------   --------   --------   --------   --------   --------       --------
    $  17.64   $  17.29   $  16.58   $  16.58   $  15.03   $  17.95       $  15.56
    ========   ========   ========   ========   ========   ========       ========
    $  17.00   $ 16.125   $ 15.813   $  15.75   $  14.00   $ 17.375       $ 14.875
      12.40%      8.92%      7.84%     21.15%    -13.12%     25.40%          3.08%*
       8.39%     10.94%      7.12%     18.51%     -9.99%     23.53%          7.68%*
    $  741.6   $  732.0   $  712.8   $  712.9   $  671.1   $  750.0       $  685.2
       1.58%      1.60%      1.62%      1.68%      1.63%      1.59%          1.54%
       7.73%      8.16%      8.37%      8.96%      8.63%      8.56%          8.37%
         29%        40%        30%        15%        20%        20%            37%*
       1.01%      1.01%      1.02%      1.04%      1.03%      1.01%          1.01%
       5.80%      6.06%      6.24%      6.55%      6.79%      6.87%          6.71%
       5,300      5,300      5,300      5,300      5,300      5,300          5,300
    $139,932   $138,116   $134,491   $134,501   $126,614   $141,509       $129,291
    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000
    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade Municipals (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on January 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of October 31, 2001, the cumulative effect adjustment to reflect the accretion of the market discount would be $632,466.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net Realized gains or losses may differ for financial and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At October 31, 2001, for federal income tax purposes, the cost of long- and short-term investments is $671,267,658; the aggregate gross unrealized appreciation is $64,093,217 and the aggregate gross unrealized depreciation is $488,680, resulting in net unrealized appreciation on long- and short-term investments of $63,604,537.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. RECLASSIFICATIONS Certain information included in the prior years' financial highlights has been conformed to the current year presentation.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective May 17, 2001, this fee was reduced from
 .65% to .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

(collectively "Van Kampen"), the Trust's Administrator, at an annual rate of
 .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 2001, the Trust recognized expenses of approximately $8,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2001, the Trust recognized expenses of approximately $58,400 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $206,674,680 and $207,181,712, respectively.

4. PREFERRED SHARES

The Trust has outstanding 10,600 Auction Preferred Shares ("APS") in four series. Series A, B, and C contain 3,000 shares each while Series D contains 1,600 shares. Dividends are cumulative and the dividend rate is currently reset through an auction process. The dividend period is 28 days for Series A, B, C and D. The average rate in effect on October 31, 2001 was 2.42%. During the year ended October 31, 2001, the rates ranged from 1.95% to 4.40%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen Trust for Investment Grade Municipals:

We have audited the accompanying statement of assets and liabilities of Van Kampen Trust for Investment Grade Municipals (the "Trust"), including the portfolio of investments, as of October 31, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000, were audited by other auditors whose report, dated December 9, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Trust for Investment Grade Municipals as of October 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 10, 2001

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN TRUST FOR INVESTMENT
GRADE MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN *

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER, & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2001. The Trust designated 99.9% of the income distributions as a tax-exempt income distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

An Annual Meeting of Shareholders of the Trust was held on June 27, 2001, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by common shareholders of the Trust:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
Richard F. Powers, III................................  24,514,085            290,674
Hugo F. Sonnenschein..................................  24,561,382            243,374

With regard to the election of the following trustee by preferred shareholders of the Trust:

                                                                   # OF SHARES
                                                           ----------------------------
                                                           IN FAVOR            WITHHELD
---------------------------------------------------------------------------------------
Theodore A. Myers........................................   8,305                --

The other trustees whose term did not expire in 2001 were: Rod Dammeyer, David
C. Arch, Howard J Kerr and Wayne W. Whalen.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
VGM ANR 12/01                                                  Member NASD/SIPC.
                                                                4616L01-AS-12/01